EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, William Heye, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of BackWeb Technologies Ltd. on Form 10-Q for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that, to the best of my knowledge, the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BackWeb Technologies Ltd. at the dates and for the periods indicated.
This Certification shall not be deemed “filed” with the Securities and Exchange Commission.

By:	/s/ WILLIAM HEYE
Name: William Heye
Title: Chief Executive Officer
Date: November 14, 2005
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Ken Holmes, hereby certify as of the date hereof, solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, the Quarterly Report of BackWeb Technologies Ltd. on Form 10-Q for the quarter end September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and that, to the best of my knowledge, the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BackWeb Technologies Ltd. at the dates and for the periods indicated.
This Certification shall not be deemed “filed” with the Securities and Exchange Commission.

By:	/s/ KEN HOLMES
Name: Ken Holmes
Title: Vice President, Finance
Date: November 14, 2005